                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                          -------------------------

                                 Date of Report
                                November 7, 1996


                           NeoStar Retail Group, Inc.
         -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                    0-25272                      75-2559376
----------------------------        -------------            ------------------
(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)




2250 William D. Tate Avenue, Grapevine, Texas                  76051
---------------------------------------------                 --------
(Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code:  (817) 424-2000



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Item 5. Other Events

Background

     On September 16, 1996, NeoStar Retail Group, Inc., a Delaware corporation (the "Company"), and its direct and indirect subsidiaries, Babbage's, Inc., a Texas corporation ("Babbage's"), Software Etc. Stores, Inc., a Delaware corporation ("Software"), Augusta Enterprises, Inc., a Delaware corporation, and Chasada, a Pennsylvania business trust, filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 396-36648-SAF-11 in the United States Bankruptcy Court, Northern District of Texas, Dallas Division (the "Bankruptcy Court"), U.S. Bankruptcy Judge Steven A. Felsenthal presiding.



     In connection with the Chapter 11 filings, the Company, Babbage's, Software, as debtors-in-possession, entered into the Loan and Security Agreement dated September 16, 1996 (the "Original Loan and Security Agreement"), with Foothill Capital Corporation ("Foothill"), as agent ("Agent") for itself and a group of bank lenders (the "DIP Lenders"), as amended by the Interim Amendment to Loan and Security Agreement dated September 16, 1996 (the "Interim Amendment"), as further amended by Amendment Number Two to Loan and Security Agreement dated October 2, 1996 ("Amendment No. 2"), and as further amended by Amendment Number Three to Loan and Security Agreement dated October 18, 1996 ("Amendment No. 3") (the Original Loan and Security Agreement, as amended by the Interim Amendment, Amendment No. 2 and Amendment No. 3, is hereinafter referred to as the "DIP Loan and Security Agreement").

     On October 2, 1996, the Joint Stipulation and Agreed Order Authorizing Final Financing, Granting Senior Liens and Superpriority Status, Providing for Adequate Protection and Payment of Pre-Petition Secured Indebtedness, Modifying the Automatic Stay, and Authorizing Debtors to Enter into Agreements with DIP Lenders and Agent (the "Final Financing Order") was entered by the Bankruptcy Court.

     Copies of the Original Loan and Security Agreement, the Interim Amendment, Amendment No. 2, Amendment No. 3 and the Final Financing Order, are filed as
Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively, to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and are incorporated herein by reference.




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Amendment Number Four to Loan and Security Agreement

     The Company, Babbage's, Software and the DIP Lenders have entered into Amendment Number Four to Loan and Security Agreement, dated as of November 4, 1996 ("Amendment No. 4"), amending the DIP Loan and Security Agreement. Amendment No. 4 was entered into as a result of discussions with the DIP Lenders regarding certain events of default under the DIP Loan and Security Agreement which had occurred and remained uncured, as more specifically described in Amendment No. 4 (the "Specific Events of Default"). As a result of the Specific Events of Default, the DIP Lenders have terminated their obligations under the DIP Loan and Security Agreement to make any further advances. Any further advances that the DIP Lenders choose to make under the Loan and Security Agreement will be strictly at the option of the DIP Lenders.

     Under the terms of Amendment No. 4, the DIP Lenders agreed to forbear from demanding payment of all amounts due under the DIP Loan and Security Agreement as a result of the Specific Event of Default until the earliest to occur of (i) 5:00 p.m., November 8, 1996; (ii) the occurrence of any Material Adverse Change (as defined in the DIP Loan and Security Agreement) to the lending proposal of Leonard Riggio pertaining to an additional $10,000,000 junior subordinated credit facility and a $10,000,000 junior subordinated letter of credit facility; and (iii) any occurrence of an event of default other than the
Specific Events of Default.   The Agent and the DIP Lenders also agreed, solely
as among themselves, that each DIP Lender will make the amount of such DIP Lender's pro-rata share of advances under an Approved Budget (as defined in Amendment No. 4)

     The above description is qualified in its entirety by Amendment No. 4, a copy of which is filed herewith as Exhibit 99.1, and is incorporated herein by reference, and the Original Loan and Security Agreement, the Interim Amendment, Amendment No. 2, Amendment No. 3 and the Final Financing Order.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             The following exhibits are filed as part of this report:

       99.1 Amendment Number Four to Loan and Security Agreement, dated as of November 4, 1996, among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent (without exhibits) (filed herewith).



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      99.2  Loan and Security Agreement, dated September 16, 1996, among
            NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent including Schedules C-1, P-1, 5.10 and 6.11 attached thereto and omitting other schedules and exhibits (filed as Exhibit 99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).

      99.3 Interim Amendment to Loan and Security Agreement, dated September 16, 1996, among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent (filed as Exhibit 99.3 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).

      99.4 Amendment Number Two to Loan and Security Agreement, dated October 2, 1996, among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent including Schedules P-1, 6.11 and 6.11(e) attached thereto and omitting other schedules and exhibits (filed as Exhibit 99.4 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).

      99.5 Amendment Number Three to Loan and Security Agreement, dated October 18, 1996, among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent (filed as Exhibit 99.5 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).




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      99.6  Joint Stipulation and Agreed Order Authorizing Final Financing,
            Granting Senior Liens and Superpriority Status, Providing for Adequate Protection and Payment of Pre-Petition Secured Indebtedness, Modifying the Automatic Stay, and Authorizing Debtors to Enter into Agreements with DIP Lenders and Agent (filed as
            Exhibit 99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOSTAR RETAIL GROUP, INC.
                                       (Registrant)


                                     By: /s/ OPAL P. FERRARO
                                        -------------------------------
                                            Opal P. Ferraro
                                            Vice President and
                                            Chief Financial Officer
Date:  November 7, 1996



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                                 EXHIBIT INDEX



                                                                           Page
Exhibit Number                        Description                         Number
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
99.1            Amendment Number Four to Loan and Security Agreement,
                dated as of November 4, 1996, among NeoStar Retail
                Group, Inc., Babbage's, Inc. and Software Etc. Stores,
                Inc., as Borrowers, and certain financial institutions
                named therein, as the Lenders, and Foothill Capital
                Corporation, as Agent (without exhibits) (filed herewith).

99.2 Loan and Security Agreement, dated September 16, 1996, among NeoStar Retail Group, Inc., Babbage's, Inc. and
                Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent including
                Schedules C-1, P-1, 5.10 and 6.11 attached thereto and omitting other schedules and exhibits (filed as Exhibit
                99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).

99.3            Interim Amendment to Loan and Security Agreement, dated
                September 16, 1996, among NeoStar Retail Group, Inc.,
                Babbage's, Inc. and Software Etc. Stores, Inc., as
                Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital
                Corporation, as Agent (filed as Exhibit 99.3 to the
                Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).

99.4 Amendment Number Two to Loan and Security Agreement, dated October 2, 1996, among NeoStar Retail Group,
                Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein,


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
                as the Lenders, and Foothill Capital Corporation, as Agent including Schedules P-1, 6.11 and 6.11(e) attached thereto and omitting other schedules and exhibits (filed as Exhibit 99.4 to the Company's Form 8-K filed with the Securities and Exchange
                Commission on November 5, 1996 and incorporated herein by reference).

99.5 Amendment Number Three to Loan and Security Agreement, dated October 18, 1996, among NeoStar Retail Group,
                Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital
                Corporation, as Agent (filed as Exhibit 99.5 to the
                Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).

99.6            Joint Stipulation and Agreed Order Authorizing Final
                Financing, Granting Senior Liens and Superpriority
                Status, Providing for Adequate Protection and Payment of Pre-Petition Secured Indebtedness, Modifying the
                Automatic Stay, and Authorizing Debtors to Enter into
                Agreements with DIP Lenders and Agent (filed as Exhibit
                99.6 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 5, 1996 and incorporated herein by reference).